EXHIBIT 99

                        Collateral Stratification Report
                                   MALT03_3G2

--------------------------------------------------------------------------------
Product Type                                COUNT                UPB          %
--------------------------------------------------------------------------------
Fixed                                         986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                            COUNT                UPB          %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                              9        $360,677.50      0.10%
$50,000.01 - $100,000.00                       52       4,152,584.63      1.16
$100,000.01 - $150,000.00                      81       9,885,772.86      2.76
$150,000.01 - $200,000.00                      76      13,236,227.10      3.69
$200,000.01 - $250,000.00                      46      10,218,282.98      2.85
$250,000.01 - $300,000.00                      35       9,694,056.20      2.71
$300,000.01 - $350,000.00                      99      32,992,581.10      9.21
$350,000.01 - $400,000.00                     185      69,338,187.47     19.35
$400,000.01 - $450,000.00                     126      53,565,394.08     14.95
$450,000.01 - $500,000.00                     102      48,479,624.94     13.53
$500,000.01 - $550,000.00                      53      27,769,633.30      7.75
$550,000.01 - $600,000.00                      54      30,770,935.99      8.59
$600,000.01 - $650,000.00                      43      27,239,798.60      7.60
$650,000.01 - $700,000.00                       2       1,397,422.40      0.39
$700,000.01 - $750,000.00                       7       5,122,557.74      1.43
$750,000.01 - $800,000.00                       4       3,098,111.34      0.86
$800,000.01 - $850,000.00                       3       2,480,269.69      0.69
$850,000.01 - $900,000.00                       3       2,595,926.37      0.72
$900,000.01 - $950,000.00                       3       2,792,242.27      0.78
$950,000.01 - $1,000,000.00                     2       1,993,625.66      0.56
$1,000,000.01 >=                                1       1,077,328.67      0.30
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------
Minimum: $25,600.00
Maximum: $1,080,000.00
Average: $364,551.80
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                              COUNT                UPB          %
--------------------------------------------------------------------------------
$1.01 - $250,000.00                           264     $37,853,545.07     10.57%
$250,000.01 - $300,000.00                      37      10,293,619.08      2.87
$300,000.01 - $350,000.00                      99      33,092,834.01      9.24
$350,000.01 - $400,000.00                     184      69,038,021.56     19.27
$400,000.01 - $450,000.00                     130      55,412,819.18     15.47
$450,000.01 - $500,000.00                      97      46,232,549.96     12.90
$500,000.01 - $550,000.00                      54      28,318,421.46      7.90
$550,000.01 - $600,000.00                      55      31,419,932.24      8.77
$600,000.01 - $650,000.00                      41      26,042,014.19      7.27
$650,000.01 - $700,000.00                       2       1,397,422.40      0.39
$700,000.01 - $750,000.00                       7       5,122,557.74      1.43
$750,000.01 - $800,000.00                       5       3,895,024.15      1.09
$800,000.01 - $850,000.00                       2       1,683,356.88      0.47
$850,000.01 - $900,000.00                       3       2,595,926.37      0.72
$900,000.01 - $950,000.00                       3       2,792,242.27      0.78
$950,000.01 - $1,000,000.00                     2       1,993,625.66      0.56
$1,000,000.01 >=                                1       1,077,328.67      0.30
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------
Minimum: $25,554.70
Maximum: $1,077,328.67
Average: $363,348.11
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               Apr 21, 2003 10:51                    Page 1 of 6

                        Collateral Stratification Report
                                   MALT03_3G2


--------------------------------------------------------------------------------
Gross Rate                                  COUNT                UPB          %
--------------------------------------------------------------------------------
5.251% - 5.500%                                 3        $974,310.66      0.27%
5.501% - 5.750%                                10       3,937,391.42      1.10
5.751% - 6.000%                                36      13,068,392.50      3.65
6.001% - 6.250%                               106      38,168,447.35     10.65
6.251% - 6.500%                               230      66,281,753.17     18.50
6.501% - 6.750%                               152      48,520,916.92     13.54
6.751% - 7.000%                               107      44,319,363.95     12.37
7.001% - 7.250%                                62      27,523,874.43      7.68
7.251% - 7.500%                                84      36,317,700.29     10.14
7.501% - 7.750%                                52      21,442,558.68      5.99
7.751% - 8.000%                                45      20,943,093.24      5.85
8.001% - 8.250%                                29      11,724,612.37      3.27
8.251% - 8.500%                                35      13,306,580.16      3.71
8.501% - 8.750%                                14       3,966,757.97      1.11
8.751% - 9.000%                                10       3,832,013.37      1.07
9.001% - 9.250%                                 3       1,106,205.28      0.31
9.251% - 9.500%                                 2         844,616.76      0.24
9.501% - 9.750%                                 3         955,446.22      0.27
9.751% - 10.000%                                3       1,027,206.15      0.29
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------
Minimum: 5.375%
Maximum: 9.875%
Weighted Average: 7.018%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                    COUNT                UPB          %
--------------------------------------------------------------------------------
5.001% - 5.250%                                 4      $1,229,331.42      0.34%
5.251% - 5.500%                                11       4,136,432.62      1.15
5.501% - 5.750%                                38      13,607,333.21      3.80
5.751% - 6.000%                               106      38,732,259.29     10.81
6.001% - 6.250%                               232      67,000,491.17     18.70
6.251% - 6.500%                               155      48,957,788.02     13.67
6.501% - 6.750%                               112      46,996,032.96     13.12
6.751% - 7.000%                                77      34,212,174.73      9.55
7.001% - 7.250%                               101      42,234,284.62     11.79
7.251% - 7.500%                                58      24,756,918.79      6.91
7.501% - 7.750%                                47      20,963,760.16      5.85
7.751% - 8.000%                                21       7,415,030.81      2.07
8.001% - 8.250%                                14       4,478,919.27      1.25
8.251% - 8.500%                                 3         794,809.51      0.22
8.501% - 8.750%                                 1         396,657.30      0.11
8.751% - 9.000%                                 3         968,367.03      0.27
9.001% - 9.250%                                 2         827,271.64      0.23
9.501% - 9.750%                                 1         553,378.34      0.15
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------
Minimum: 5.125%
Maximum: 9.625%
Weighted Average: 6.662%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                   COUNT                UPB          %
--------------------------------------------------------------------------------
121 - 180                                      20      $8,610,540.08      2.40%
181 - 240                                       6       1,423,752.25      0.40
241 - 300                                       1         557,655.39      0.16
360 - 360                                     959     347,669,293.17     97.04
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 355
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               Apr 21, 2003 10:51                    Page 2 of 6

                        Collateral Stratification Report
                                   MALT03_3G2


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity           COUNT                UPB          %
--------------------------------------------------------------------------------
121 - 180                                      20      $8,610,540.08      2.40%
181 - 240                                       6       1,423,752.25      0.40
241 - 300                                       1         557,655.39      0.16
301 - 359                                     940     340,134,093.17     94.94
360 - 360                                      19       7,535,200.00      2.10
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------
Minimum: 174
Maximum: 360
Weighted Average: 352
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                   COUNT                UPB          %
--------------------------------------------------------------------------------
<= 0                                           20      $7,815,200.00      2.18%
1 - 1                                          12       5,273,640.53      1.47
2 - 2                                         315      99,970,244.06     27.90
3 - 3                                         272     101,886,923.15     28.44
4 - 4                                         157      63,625,524.12     17.76
5 - 5                                          97      39,867,539.59     11.13
6 - 6                                          27      10,405,962.49      2.90
7 - 12                                         80      27,039,546.70      7.55
13 - 24                                         6       2,376,660.25      0.66
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 16
Weighted Average: 4
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                                 COUNT                UPB          %
--------------------------------------------------------------------------------
580 - 589                                       1        $459,706.67      0.13%
610 - 619                                       1         392,232.99      0.11
620 - 629                                      24       9,197,478.68      2.57
630 - 639                                      26       9,820,723.22      2.74
640 - 649                                      41      17,239,206.37      4.81
650 - 659                                      64      28,247,342.74      7.88
660 - 669                                      81      31,865,062.01      8.89
670 - 679                                      72      23,613,429.10      6.59
680 - 689                                      86      30,883,876.86      8.62
690 - 699                                      85      32,148,773.30      8.97
700 - 709                                      79      27,877,873.13      7.78
710 - 719                                      79      28,282,658.80      7.89
720 - 729                                      59      21,535,052.52      6.01
730 - 739                                      47      16,400,163.02      4.58
740 - 749                                      55      19,953,880.30      5.57
750 - 759                                      52      17,446,705.54      4.87
760 - 769                                      35      13,329,695.63      3.72
770 - 779                                      43      12,941,494.10      3.61
780 - 789                                      26       8,062,259.91      2.25
790 - 799                                      21       6,114,056.80      1.71
800 - 809                                       8       1,921,235.54      0.54
810 - 819                                       1         528,333.66      0.15
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------
Minimum: 583
Maximum: 810
Weighted Average: 702
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               Apr 21, 2003 10:51                    Page 3 of 6

                        Collateral Stratification Report
                                   MALT03_3G2


--------------------------------------------------------------------------------
Loan To Value Ratio                         COUNT                UPB          %
--------------------------------------------------------------------------------
20.01% - 25.00%                                 2        $625,241.65      0.17%
25.01% - 30.00%                                 4         598,593.93      0.17
30.01% - 35.00%                                 6       1,655,757.15      0.46
35.01% - 40.00%                                 5       2,223,016.86      0.62
40.01% - 45.00%                                18       7,483,695.97      2.09
45.01% - 50.00%                                22       8,039,462.61      2.24
50.01% - 55.00%                                28       8,957,978.48      2.50
55.01% - 60.00%                                34      11,840,317.21      3.30
60.01% - 65.00%                                45      19,268,683.33      5.38
65.01% - 70.00%                                94      39,202,790.86     10.94
70.01% - 75.00%                               108      44,071,608.76     12.30
75.01% - 80.00%                               358     129,562,505.99     36.16
80.01% - 85.00%                                24       9,380,475.79      2.62
85.01% - 90.00%                               111      40,775,303.04     11.38
90.01% - 95.00%                               122      33,774,518.62      9.43
95.01% - 100.00%                                5         801,290.64      0.22
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------
Minimum: 21.59%
Maximum: 100.00%
Weighted Average: 75.89%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                         COUNT                UPB          %
--------------------------------------------------------------------------------
<= 0.000%                                     338    $124,216,000.60     34.67%
0.001% - 1.000%                                 2         885,576.88      0.25
1.001% - 6.000%                                 3       1,742,385.35      0.49
6.001% - 11.000%                                4       1,728,268.99      0.48
11.001% - 16.000%                               7       1,962,617.22      0.55
16.001% - 21.000%                              31      11,564,873.53      3.23
21.001% - 26.000%                              40      13,404,715.20      3.74
26.001% - 31.000%                              91      31,145,818.27      8.69
31.001% - 36.000%                             152      58,585,283.61     16.35
36.001% - 41.000%                             191      71,779,365.40     20.04
41.001% - 46.000%                              77      26,091,493.70      7.28
46.001% - 51.000%                              40      11,288,740.59      3.15
51.001% - 56.000%                               6       1,834,155.41      0.51
56.001% - 61.000%                               2         994,019.76      0.28
61.001% - 66.000%                               2       1,037,926.38      0.29
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 62.90%
Weighted Average: 34.62%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                    COUNT                UPB          %
--------------------------------------------------------------------------------
California                                    283    $120,948,673.42     33.76%
New York                                       77      32,461,721.22      9.06
Florida                                        84      22,767,769.40      6.36
Massachusetts                                  43      17,479,160.70      4.88
New Jersey                                     44      16,547,187.51      4.62
Maryland                                       41      14,030,523.28      3.92
Colorado                                       37      12,440,977.93      3.47
Illinois                                       33      11,788,230.60      3.29
Virginia                                       31      11,685,485.53      3.26
Connecticut                                    22       9,396,065.19      2.62
Arizona                                        24       8,563,771.20      2.39
Washington                                     25       7,943,960.41      2.22
Georgia                                        17       7,617,678.60      2.13
Texas                                          41       7,590,021.02      2.12
Nevada                                         23       7,209,051.20      2.01
Minnesota                                      19       7,147,624.66      2.00
Oregon                                         20       5,895,876.17      1.65
Michigan                                       16       5,642,972.82      1.58
Pennsylvania                                   13       3,783,774.56      1.06
South Carolina                                  6       3,161,546.24      0.88
District of Columbia                            6       2,848,498.39      0.80
North Carolina                                 10       2,750,029.88      0.77
Missouri                                       13       2,187,178.45      0.61
Wisconsin                                       7       2,048,754.43      0.57
Kansas                                          8       1,952,073.29      0.54
Utah                                            6       1,743,114.82      0.49
Ohio                                            5       1,736,295.47      0.48
New Mexico                                      6       1,560,178.78      0.44
Tennessee                                       5       1,483,938.76      0.41
Vermont                                         3       1,131,713.32      0.32
New Hampshire                                   2         811,828.11      0.23
Alabama                                         4         798,231.84      0.22
Rhode Island                                    2         496,442.84      0.14
Delaware                                        2         483,425.45      0.13
Indiana                                         1         450,125.74      0.13
Louisiana                                       1         434,101.81      0.12
Wyoming                                         1         398,985.14      0.11
Maine                                           2         343,077.22      0.10
Idaho                                           1         322,668.22      0.09
Kentucky                                        1         124,778.82      0.03
West Virginia                                   1          53,728.45      0.01
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               Apr 21, 2003 10:51                    Page 4 of 6

                        Collateral Stratification Report
                                   MALT03_3G2


--------------------------------------------------------------------------------
North-South CA                              COUNT                UPB          %
--------------------------------------------------------------------------------
North CA                                      134     $57,576,139.85     16.07%
South CA                                      149      63,372,533.57     17.69
States Not CA                                 703     237,312,567.47     66.24
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration                      COUNT                UPB          %
--------------------------------------------------------------------------------
90265                                           4      $2,457,854.70      0.69%
85255                                           4       2,364,946.29      0.66
94583                                           5       2,257,154.82      0.63
94941                                           3       1,822,594.18      0.51
92677                                           4       1,819,440.29      0.51
Other                                         966     347,539,250.61     97.01
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                                COUNT                UPB          %
--------------------------------------------------------------------------------
Purchase                                      453    $147,102,927.74     41.06%
Cash Out Refi                                 327     128,497,273.66     35.87
Rate/Term Refi                                204      81,813,570.00     22.84
Refi                                            2         847,469.49      0.24
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                               COUNT                UPB          %
--------------------------------------------------------------------------------
No Doc                                        185     $76,291,783.08     21.30%
NIV                                           143      64,907,975.79     18.12
Full                                          189      63,131,470.75     17.62
No Income/Full Asset                          106      46,736,303.53     13.05
Stated Income                                 172      36,762,159.67     10.26
No Income, No Asset                            49      20,633,752.09      5.76
Reduced                                        42      19,111,694.36      5.33
Asset Verification                             39      15,769,685.62      4.40
No Income/No Ratio                             23       7,395,534.84      2.06
Alt                                            21       3,178,001.73      0.89
Streamline doc                                  6       2,363,315.74      0.66
Reduced Doc/No Ratio                            6         986,920.99      0.28
Low/Limited                                     3         739,015.04      0.21
Stated Inc/ Full Asset                          2         253,627.66      0.07
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                               COUNT                UPB          %
--------------------------------------------------------------------------------
1-Family                                      659    $247,356,572.24     69.04%
PUD                                            94      35,780,920.28      9.99
PUD (Detached)                                 84      26,750,786.29      7.47
2-Family                                       47      17,165,053.86      4.79
Condo < 5 Floors                               26       9,276,812.99      2.59
4-Family                                       17       5,712,842.82      1.59
Condo                                          24       5,661,979.09      1.58
3-Family                                       15       3,941,783.67      1.10
High-rise Condo                                 5       2,291,827.07      0.64
PUD (Attached)                                  4       1,514,039.83      0.42
Condo, Mid Rise                                 3       1,105,232.55      0.31
Town House                                      6         695,147.71      0.19
Single Family Detached                          1         648,821.60      0.18
Low-rise Condo                                  1         359,420.89      0.10
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                   COUNT                UPB          %
--------------------------------------------------------------------------------
Primary                                       853    $322,278,649.58     89.96%
Investor                                      103      27,299,843.06      7.62
Secondary                                      30       8,682,748.25      2.42
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty                          COUNT                UPB          %
--------------------------------------------------------------------------------
0                                              14      $2,029,367.90      0.57%
N                                             972     356,231,872.99     99.43
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------
wa TERM: 0.000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                                COUNT                UPB          %
--------------------------------------------------------------------------------
N                                             986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               Apr 21, 2003 10:51                    Page 5 of 6

                        Collateral Stratification Report
                                   MALT03_3G2


--------------------------------------------------------------------------------
Mortgage Ins.                               COUNT                UPB          %
--------------------------------------------------------------------------------
Curr LTV < 80%                                724    $273,529,652.80     76.35%
GEMIC                                           9       1,714,703.07      0.48
Lender Paid                                    91      37,133,829.29     10.37
MGIC                                           11       4,271,591.44      1.19
None                                            5       2,330,158.52      0.65
PMI EXISTS (Unknown Co)                         2         724,100.00      0.20
PMI Mortgage Insurance                         41       8,878,810.44      2.48
Radian                                         42      17,446,204.15      4.87
Republic Mortgage                              46       8,256,328.31      2.30
Res. Mtg. Ins. Company                          2         621,010.95      0.17
Triad Guaranty Insurance                        2         233,443.99      0.07
United Guaranty                                11       3,121,407.93      0.87
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.65%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FNMA FLAG                                   COUNT                UPB          %
--------------------------------------------------------------------------------
Conforming                                    315     $52,710,546.44     14.71%
Non Conforming                                671     305,550,694.45     85.29
--------------------------------------------------------------------------------
Total:                                        986    $358,261,240.89    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               Apr 21, 2003 10:51                    Page 6 of 6